SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 26, 2009

                           AIR INDUSTRIES GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware             000-29245           20-4458244
             -------------         -----------         ------------
               State of            Commission          IRS Employer
             Incorporation         File Number          I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

In connection with the separation from Air Industries Group, Inc. (the "Company"), of the three former owners (the "Former Owners") of Sigma Metals, Inc. ("Sigma"), from whom the shares of Sigma were purchased in April 2007, the Former Owners released the Company and Sigma from any liability under (i) their respective employment agreements and (ii) all amounts due under the promissory notes that were issued to the Former Owners as part of the purchase price for the April 2007 acquisition of Sigma. In consideration for such releases, the Company issued a total of 29,835 shares of its series B convertible preferred stock to the Former Owners. The shares were issued pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2009

                                       AIR INDUSTRIES GROUP, INC.

                                       By: /s/ Peter D. Rettaliata
                                           -------------------------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer